United States
                        Securities & Exchange Commission
                             Washington DC  20549

                                   Form 8-K/A

                                CURRENT REPORT

    Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: September 29, 1998

                            MILLENIUM ISTEC, INC.
                ____________________________________________
            (Exact name of registrant as specified in its charter)

             NEVADA                33-55254-35            87-0500742
________________________________________________________________________
  (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)            File Number)     Identification No.)

RR#2, Site 25, Comp 6, Nelson, BC Canada                   V1L 5P5
________________________________________________________________________
(Address of principal executive officers)                 (Zip Code)

                               (250) 352-6880
             _____________________________________________________
               Registrant's telephone number, including area code

ITEM 4 - Changes in Registrant's Certifying Accountant

1.		Effective August 25, 1998, Millenium Istec, Inc. (the "Company"), has
dismissed its independent accountant, Smith & Company ("Smith").
Smith's reports on the consolidated financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The decision to dismiss Smith was made by the Board of Directors of the Company.

2.	The Company is not aware of any disagreements with Smith during the two years ended December 31, 1996 and 1997 or in any subsequent interim period, on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Smith, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

3.	On August 26, 1998, the Board of Directors engaged the accounting firm of Williams & Webster, P.S. as independent accountants for the Registrant to perform an audit for 1998.

4.	The Registrant has provided to Smith a copy of the disclosures that it is making under this Item 4 and has requested that Smith furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter is filed as an exhibit to the Form 8-K in Exhibit 6 below.
   The Company has requested Williams & Webster, P.S. to review the disclosures relating to it set forth in this Item 4 and has provided
Williams & Webster, P.S. the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of such disclosure or the respects in which it does not agree with the statements made by the Company herein with the respect to Williams & Webster, P.S.

ITEM 5 - Other Events

1.	Effective July 22, 1998, the Board of Directors amended its articles of incorporation to change the name of the corporation to Millenium Istec, Inc.


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        				Millenium Istec, Inc.

Dated:  September 29, 1998                     s\ Arnie Gustafson
                                          ________________________________
                                            Arnie Gustafson, President


ITEM 6 - Exhibits


                                Smith & Company
                        A Professional Corporation of
                         Certified Public Accountants
Members of:                                  10 West 100 South, Suite 700
American Institute of                        Salt Lake City, Utah 84101
  Certified Public Accountants               Telephone: (801)575-8297
Utah Association of                          Facsimile: (801)575-8306
  Certified Public Accountants               E-Mail:smith&co@smithandcocpa.com


September 1, 1998

SECPS Letter File
U.S. Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, Northwest
Washington, DC 20549

RE: Millenium Istec Inc. - SEC File No. 33-55254-35

Ladies and Gentlemen:

We have read Item 4 of the 8-K dated August 31, 1998 for Millenium Istec Inc. and agree with the statements contained therein.

Very truly yours,

Smith & Company

By: /s William R. Denney_______________________
    William R. Denney